UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

333 Jackson Plaza, Suite 1200, Ann Arbor, MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(918) 494-0509

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2021 (the “Signing Date”), The Coretec Group Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a single institutional investor (the “Investor”) pursuant to which the Company agreed to sell to the Investor in a private placement (i) 23,500,000 shares of its common stock (the “Shares”), (ii) pre-funded warrants to purchase up to an aggregate of 51,500,000 shares of its common stock (the “Pre-Funded Warrants”), and (iii) warrants (the “Warrants”) to purchase up to an aggregate of 82,500,000 shares of its common stock for gross proceeds of approximately $6,000,000. The combined purchase price for one share of common stock and associated Warrant is $0.08 and for one Pre-Funded Warrant and associated Warrant is $0.0799.

The Company intends to use the net proceeds primarily to expand and accelerate the development of its CHS technology, as well as for working capital and general corporate purposes. The closing is expected to occur on or about March 5. 2021, subject to satisfaction of customary closing conditions.

The Warrants are exercisable for a period of five and one half years from the date of issuance and have an exercise price of $0.08 per share, subject to adjustment as set forth in the Warrants for stock splits, stock dividends, recapitalizations and similar events. The Investor may exercise the Warrant on a cashless basis if the shares of common stock underlying the Warrant (the “Warrant Shares”) are not then registered pursuant to an effective registration statement. The Investor has contractually agreed to restrict its ability to exercise the Warrant such that the number of shares of the Company’s common stock held by the Investor and its affiliates after such exercise does not exceed the Beneficial Ownership Limitation set forth in the Warrant which may not exceed initially 4.99% of the Company’s then issued and outstanding shares of common stock.

The Pre-Funded Warrants have an exercise price of $0.0001 per share, subject to adjustment as set forth in the Pre-Funded Warrants for stock splits, stock dividends, recapitalizations and similar events.  The Pre-Funded Warrants will be exercisable immediately and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the "Registration Statement") with the Securities and Exchange Commission (the “SEC”) to register for resale of the Shares, Warrant Shares and shares issuable upon exercise of the Pre-Funded Warrants, within 20 days of the Signing Date, and to have such Registration Statement declared effective within 45 days after the Signing Date in the event the Registration Statement is not reviewed by the SEC, or 90 days of the Signing Date in the event the Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the resale registration statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchaser, other obligations of the parties and termination provisions.

Pursuant to an engagement letter (the “Engagement Letter”), dated as of February 26, 2021, by and between the Company and H.C. Wainwright & Co., LLC (“Wainwright”), the Company engaged Wainwright to act as the Company’s exclusive placement agent in connection with the private placement. Pursuant to the engagement agreement, the Company agreed to pay Wainwright a cash fee of 8.0% of the gross proceeds raised by the Company in the private placement. The Company also agreed to pay Wainwright (i) a management fee equal to 1.0% of the gross proceeds raised in the private placement; and (ii) $85,000 for non-accountable expenses. In addition, the Company agreed to issue to Wainwright (or its designees) placement agent warrants (the “Placement Agent Warrants”) to purchase a number of shares equal to 8,0% of the aggregate number of Shares and Pre-Funded Warrant Shares sold under the Purchase Agreement, or warrants to purchase an aggregate of up to 6,000,000 shares. The Placement Agent Warrants generally will have the same terms as the Warrants, except they will have an exercise price of $0.10.

The foregoing descriptions of the Purchase Agreement, Warrants, Registration Rights Agreement, Engagement Letter and Placement Agent Warrants described herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 8.01 Other Events.

Press Release

On March 2, 2021, the Company issued a press release regarding the private placement. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements And Exhibits.

d) Exhibits

Exhibit No.	Description
10.1	Engagement Letter dated February 26, 2021
10.2	Form of Securities Purchase Agreement
10.3	Form of Warrant
10.4	Form of Registration Rights Agreement
10.5	Form of Placement Agent Warrant
10.6	Form of Pre-funded Warrant
99.1	Press Release issued March 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CORETEC GROUP, INC.

Date: March 3, 2021	By:	/s/ Matthew Hoffman
	Name:	Matthew Hoffman
	Title:	Chief Financial Officer